HALE AND DORR LLP
                               Counselors at Law
                                WWW.HALEDORR.COM
                       60 STATE STREET [] BOSTON, MA 02109
                        617-526-6000 [] FAX 617-526-5000



                                                          September 26, 2002

Pioneer Protected Principal Plus Fund
60 State Street
Boston, Massachusetts 02109

Ladies and Gentlemen:

         Pioneer Protected Principal Plus Fund (the "Trust") was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 2, 2001 (the "Declaration of Trust"). The beneficial interests thereunder are represented by transferable shares of beneficial interest, no par value.

         The Trustees have the powers set forth in the Declaration of Trust, subject to the terms, provisions and conditions therein provided. Pursuant to
Article V, Section 2 of the Declaration of Trust, the number of shares of beneficial interest authorized to be issued under the Declaration of Trust is unlimited and the Trustees are authorized to divide the shares into one or more series of shares and one or more classes thereof as they deem necessary or desirable. Pursuant to Article V, Sections 2 and 3 of the Declaration of Trust, the Trustees are empowered in their discretion to issue shares of any series for such amount and type of consideration, including cash or securities, and on such terms as the Trustees may authorize, all without action or approval of the shareholders. As of the date of this opinion, the Trustees have divided the shares of the Trust into four classes, designated as Class A, Class B, Class C and Class Y.

         We have examined the Declaration of Trust and By-Laws, each as amended from time to time, of the Trust, and such other documents as we have deemed necessary or appropriate for the purposes of this opinion, including, but not limited to, originals, or copies certified or otherwise identified to our satisfaction, of such documents, Trust records and other instruments. In our examination of the documents referred to above, we have assumed the genuineness of all signatures, the legal capacity of each individual signing such documents, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals of such documents.

         Any reference to "our knowledge", to any matter "known to us", "coming to our attention" or "of which we are aware" or any variation of any of the foregoing shall mean the conscious awareness of the attorneys in this firm who have rendered substantive attention to the preparation of the Trust's Registration Statement on Form N-1A or any amendments thereto, of the existence or absence of any facts which would contradict the opinions set forth below. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Trust. Without limiting the foregoing, we have not examined any dockets or records of any court, administrative tribunal or other similar entity, or any electronic or computer databases, in connection with our opinions expressed below.



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
Pioneer Protected Principal Plus Fund
September 26, 2002
Page 2

         Our opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general equitable principles. We express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses, inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court.

         In rendering the opinion below, insofar as it relates to the good standing and valid existence of the Trust, we have relied solely on a certificate of the Secretary of State of the State of Delaware, dated as of a recent date, and such opinion is limited accordingly and is rendered as of the date of such certificate.

         This opinion is limited to the Delaware Statutory Trust Act, and we express no opinion with respect to the laws of any other jurisdiction or to any other laws of the State of Delaware. Further, we express no opinion as to compliance with any state or federal securities laws, including the securities laws of the State of Delaware.

         Our opinion below, as it relates to the non-assessability of the shares of the Trust, is qualified to the extent that any shareholder is, was or may become a named Trustee of the Trust. It is also qualified to the extent that, pursuant to Section 2 of Article VIII of the Declaration of Trust, the Trustees have the power to cause shareholders, or shareholders of a particular series, to pay certain custodian, transfer, servicing or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means).

         Subject to the foregoing, we are of the opinion that the Trust is a duly organized and validly existing statutory trust in good standing under the laws of the State of Delaware and that the shares of beneficial interest of the Trust, when issued in accordance with the terms, conditions, requirements and procedures set forth in the Declaration of Trust, the Trust's Registration Statement on Form N-1A and the Underwriting Agreement between the Trust and Pioneer Funds Distributor, Inc., will constitute legally and validly issued, fully paid and non-assessable shares of beneficial interest in the Trust, subject to compliance with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the applicable state laws regulating the sale of securities.

         We are opining only as to the specific legal issues expressly set forth herein, and no opinion should be inferred as to any other matters. This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.

         This opinion is furnished to you solely for your use and may not be quoted to or relied upon by any other person or entity or used for any other purpose, without our prior written consent.

Pioneer Protected Principal Plus Fund
September 26, 2002
Page 3


         We consent to your filing this opinion with the Securities and Exchange Commission (the "Commission") as an exhibit to any amendments to the Trust's registration statement with the Commission. Except as provided in this paragraph, this opinion may not be relied upon by, or filed with, any other parties or for any other purpose.

                                         Very truly yours,



                                         /s/ Hale and Dorr LLP



                                         Hale and Dorr LLP